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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                             _______________

                                FORM 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 or 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):       MAY 24, 1996
                                                  ------------------------

                         FLEETWOOD ENTERPRISES, INC.
             --------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)

          DELAWARE                     1-7699                 95-1948322
- ----------------------------      ----------------       -------------------
(State or Other Jurisdiction      (Commission File          (IRS Employer
of Incorporation)                      Number)           Identification No.)

    3125 MYERS STREET, RIVERSIDE, CA                             92503-5527
- ----------------------------------------                         ----------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:           (909) 351-3500
                                                              --------------

                          N/A
- -------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          On May 24, 1996, Fleetwood Enterprises, Inc. ("Fleetwood") consummated the sale to Associates First Capital Corporation, a Delaware corporation ("Associates"), of all the outstanding capital stock of Fleetwood Credit Corp., a California corporation ("FCC"), its wholly-owned recreational vehicle financing subsidiary, for an aggregate purchase price of $156.6 million (subject to certain potential post-closing adjustments) pursuant to the terms of that certain Stock Purchase Agreement dated April 22, 1996 between Fleetwood and Associates Commercial Corporation, a Delaware corporation, as assigned to Associates on May 24, 1996 (the "Agreement"). The aggregate purchase price amount was determined through negotiations between Fleetwood and Associates. Associates is a diversified finance company that currently provides financing for dealers of Fleetwood's manufactured homes.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  Financial Statements of Businesses Acquired.

               Not applicable.

          (b)  Pro Forma Financial Information.

               Pro forma consolidated balance sheet as of April 28, 1996 and pro forma consolidated statement of operations for the year ending April 28, 1996.

          (c)  Exhibits.

EXHIBIT   DESCRIPTION

  2.1 Stock Purchase Agreement dated April 22, 1996 between Fleetwood and Associates Commercial Corporation regarding the sale of all the outstanding capital stock of FCC.

  2.2 Assignment of Stock Purchase Agreement from Associates Commercial Corporation to Associates dated May 24, 1996.

  99.1 Pro forma consolidated balance sheet as of April 28, 1996 and pro forma consolidated statement of operations for the year ending April 28, 1996.

  99.2    Press Release dated May 24, 1996 issued by Fleetwood.


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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FLEETWOOD ENTERPRISES, INC.,
                                            a Delaware corporation

Date:      June 6, 1996                     By:   /s/ Paul M. Bingham
         ----------------                       ----------------------------
                                                Paul M. Bingham,
                                                Financial Vice President
















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                                EXHIBIT INDEX

EXHIBIT
NUMBER                            DESCRIPTION

  2.1 Stock Purchase Agreement dated April 22, 1996 between Fleetwood and Associates Commercial Corporation regarding the sale of all the outstanding capital stock of FCC.

  2.2 Assignment of Stock Purchase Agreement from Associates Commercial Corporation to Associates dated May 24, 1996.

 99.1 Pro forma consolidated balance sheet as of April 28, 1996 and pro forma consolidated statement of operations for the year ending April 28, 1996.

 99.2   Press Release dated May 24, 1996 issued by Fleetwood.

___________________________
* Exhibit 2.1 contains a listing of the schedules to the exhibit document. Fleetwood agrees to furnish supplementally a copy of any omitted schedules to the Securities and Exchange Commission upon request.





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